                                                                  EXHIBIT 11(i)




                       CONSENT OF INDEPENDENT ACCOUNTANTS



The Board of Trustees and Shareholders
   Van Kampen American Capital Insured Tax Free Income Fund:

We consent to the use of our report included in the Statement of Additional Information which is incorporated by reference into the Prospectus and to the reference to our Firm under the headings "Financial Highlights" in the Prospectus and "Custodian and Independent Accountants" in the Statement of Additional Information.

/s/ KPMG Peat Marwick LLP

Chicago, Illinois
April 22, 1997

                                                                 EXHIBIT 11(ii)




                       CONSENT OF INDEPENDENT ACCOUNTANTS



The Board of Trustees and Shareholders
   Van Kampen American Capital Tax Free High Income Fund:

We consent to the use of our report included in the Statement of Additional Information which is incorporated by reference into the Prospectus and to the reference to our Firm under the headings "Financial Highlights" in the Prospectus and "Custodian and Independent Accountants" in the Statement of Additional Information.

/s/ KPMG Peat Marwick LLP

Chicago, Illinois
April 22, 1997

                                                                 EXHIBIT 11(iii)



                       CONSENT OF INDEPENDENT ACCOUNTANTS



The Board of Trustees and Shareholders
   Van Kampen American Capital California Insured Tax Free Fund:

We consent to the use of our report included in the Statement of Additional Information which is incorporated by reference into the Prospectus and to the reference to our Firm under the headings "Financial Highlights" in the Prospectus and "Custodian and Independent Accountants" in the Statement of Additional Information.

/s/ KPMG Peat Marwick LLP

Chicago, Illinois
April 22, 1997

                                                                  EXHIBIT 11(iv)


                       CONSENT OF INDEPENDENT ACCOUNTANTS



The Board of Trustees and Shareholders
   Van Kampen American Capital Municipal Income Fund:

We consent to the use of our report included in the Statement of Additional Information which is incorporated by reference into the Prospectus and to the reference to our Firm under the headings "Financial Highlights" in the Prospectus and "Custodian and Independent Accountants" in the Statement of Additional Information.


/s/ KPMG Peat Marwick LLP

Chicago, Illinois
April 22, 1997

                                                                  EXHIBIT 11(v)




                       CONSENT OF INDEPENDENT ACCOUNTANTS



The Board of Trustees and Shareholders
   Van Kampen American Capital Intermediate Term Municipal Income Fund:

We consent to the use of our report included in the Statement of Additional Information which is incorporated by reference into the Prospectus and to the reference to our Firm under the headings "Financial Highlights" in the Prospectus and "Custodian and Independent Accountants" in the Statement of Additional Information.

/s/ KPMG Peat Marwick LLP

Chicago, Illinois
April 22, 1997

                                                                  EXHIBIT 11(vi)




                       CONSENT OF INDEPENDENT ACCOUNTANTS



The Board of Trustees and Shareholders
   Van Kampen American Capital Florida Insured Tax Free Income Fund:

We consent to the use of our report included in the Statement of Additional Information which is incorporated by reference into the Prospectus and to the reference to our Firm under the headings "Financial Highlights" in the Prospectus and "Custodian and Independent Accountants" in the Statement of Additional Information.

/s/ KPMG Peat Marwick LLP

Chicago, Illinois
April 22, 1997

                                                                 EXHIBIT 11(vii)




                       CONSENT OF INDEPENDENT ACCOUNTANTS



The Board of Trustees and Shareholders
   Van Kampen American Capital New Jersey Tax Free Income Fund:

We consent to the use of our report included in the Statement of Additional Information which is incorporated by reference into the Prospectus and to the reference to our Firm under the headings "Financial Highlights" in the Prospectus and "Custodian and Independent Accountants" in the Statement of Additional Information.

/s/ KPMG Peat Marwick LLP

Chicago, Illinois
April 22, 1997

                                                                EXHIBIT 11(viii)




                       CONSENT OF INDEPENDENT ACCOUNTANTS



The Board of Trustees and Shareholders
   Van Kampen American Capital New York Tax Free Income Fund:

We consent to the use of our report included in the Statement of Additional Information which is incorporated by reference into the Prospectus and to the reference to our Firm under the headings "Financial Highlights" in the Prospectus and "Custodian and Independent Accountants" in the Statement of Additional Information.

/s/ KPMG Peat Marwick LLP

Chicago, Illinois
April 22, 1997